Going Concern and Liquidity	9 Months Ended
Sep. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern and Liquidity

Note 2 – Going Concern and Liquidity

As of September 30, 2021 and December 31, 2020, the Company had $2,386,608 and $989,888 in cash on hand, respectively, and limited revenue-producing business. Additionally, as of September 30, 2021 and December 31, 2020, the outstanding liabilities of the Company totaled $3,675,847 and $2,000,311, respectively. These factors raise substantial doubts about the Company’s ability to continue as a going concern. On June 25, 2021, the Company entered into an Engagement agreement with Aegis Capital for the purposes of raising $10,000,000 in equity financing in a proposed public offering and, in connection therewith, the Company filed a preliminary prospectus of Form S-1 with the SEC on September 9, 2021. The Company believes that the afore expressed doubt about the Company’s ability to continue as a going concern will be fully mitigated if the financing were to close. There is no assurance the offering will be completed.

The consolidated financial statements included in this Report have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The consolidated financial statements included in this Report do not include any adjustments that may result from the outcome of any going concern uncertainty.

There is no assurance that these events will be satisfactorily completed. The issuance of equity securities in connection with the Offering (see Note 1), if accomplished, could cause substantial dilution to existing stockholders. Any failure by the Company to successfully implement these plans would have a material adverse effect on its business, including the possible inability to continue operations.